Exhibit 10.3

SECOND AMENDMENT
TO
CREDIT AGREEMENT
Dated as of August 31, 2006
among
ENCORE WIRE LIMITED,
as the Borrower
BANK OF AMERICA, N.A.,
as Administrative Agent and a Lender,
and
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Syndication Agent and a Lender
and
The Other Lenders Party Thereto

BANK OF AMERICA, N.A.,
as Sole Lead Arranger and Sole Book Manager

SECOND AMENDMENT TO CREDIT AGREEMENT
     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”), dated as of August 31, 2006, is entered into among ENCORE WIRE LIMITED, a Texas limited partnership (the “Borrower”), BANK OF AMERICA, N.A. (“Bank of America”) and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), in their individual capacities as “Lenders” (as such term is defined herein), and BANK OF AMERICA, N.A., as Administrative Agent.
BACKGROUND
     A. The Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of August 27, 2004, as amended by that certain First Amendment to Credit Agreement, dated as of May 16, 2006 (said Credit Agreement, as amended, the “Credit Agreement”). The terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.
     B. The Borrower has requested certain amendments to the Credit Agreement to, among other things, increase the Aggregate Commitments.
     C. The Lenders and the Administrative Agent hereby agree to amend the Credit Agreement, subject to the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders and the Administrative Agent covenant and agree as follows:
     1. AMENDMENTS.
     (a) The definition of “Aggregate Commitments” set forth at 1.6 of the Credit Agreement is hereby amended to read as follows:
     “Aggregate Commitments” means the Commitments of all the Lenders. As of the Second Amendment Effective Date, the Aggregate Commitments are $200,000,000.
     (b) The definition of “Accordion Amount” set forth in Article I of the Credit Agreement is hereby amended to read as follows:
     “Accordion Amount” means, as of any date of determination, the difference between $200,000,000 and the Aggregate Commitments in effect on such date of determination.
     (c) The definition of “Note Purchase Agreement” set forth at 1.94 of the Credit Agreement is hereby amended to read as follows:

          “Note Purchase Agreements” means, collectively, (a) that certain Note Purchase Agreement, dated as of August 1, 2004, among the Borrower, Parent and the purchasers party thereto, in the form in effect on August 27, 2004, and (b) that certain Master Note Purchase Agreement, dated as of September 15, 2006, among Borrower, Parent and the purchasers party thereto, in substantially the form of the draft delivered to the Administrative Agent dated August 21, 2006.
     (d) The definition of “Private Placement Debt” set forth at 1.103 of the Credit Agreement is hereby amended to read as follows:
           “Private Placement Debt” means unsecured private placement indebtedness of the Borrower in an aggregate principal amount not to exceed $150,000,000 issued pursuant to (a) the terms and conditions set forth in the Note Purchase Agreements and (b) any other documentation containing terms and conditions substantially similar to the Note Purchase Agreements.
     (e) Article I of the Credit Agreement is hereby amended by adding the defined term “Second Amendment Effective Date” thereto in proper alphabetical order to read as follows:
           “Second Amendment Effective Date” means August 31, 2006.
     (f) Clause (e) of Section 7.26 of the Credit Agreement is hereby amended to read as follows:
           (e) the Private Placement Debt, so long as there is no Default or Event of Default immediately before and, on a pro forma basis, after the incurrence of such Indebtedness,
     2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof:
     (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except to the extent such representations and warranties have been supplemented pursuant to paragraph 7.12 of the Credit Agreement;
     (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;
     (c) (i) the Borrower has full power and authority to execute and deliver this Second Amendment and each Revolving Loan Note payable to the order of each Lender in the amount of each such Lender’s Commitment as increased by this Second Amendment (collectively, the “Replacement Notes”), (ii) this Second Amendment and the Replacement Notes have been duly executed and delivered by the Borrower, and (iii) this Second Amendment, the Replacement

Notes and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;
     (d) neither the execution, delivery and performance of this Second Amendment, the Replacement Notes or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with (i) the certificate or articles of incorporation or the applicable constituent documents or bylaws of the Borrower or any Guarantor, (ii) any Law applicable to the Borrower or any Guarantor or (iii) any indenture, agreement or other instrument to which the Borrower, any Guarantor or any of their respective properties are subject; and
     (e) no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person not previously obtained is required for (i) the execution, delivery or performance by the Borrower of this Second Amendment or the Replacement Notes or (ii) the acknowledgement by each Guarantor of this Second Amendment.
     3. CONDITIONS TO EFFECTIVENESS. This Second Amendment shall be effective upon satisfaction or completion of the following:
     (a) the Administrative Agent shall have received counterparts of this Second Amendment executed by each Lender;
     (b) the Administrative Agent shall have received an executed Replacement Note for each Lender;
     (c) the Administrative Agent shall have received counterparts of this Second Amendment executed by the Borrower and acknowledged by each Guarantor;
     (d) the Administrative Agent shall have received a certified resolution of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Second Amendment and the Replacement Notes;
     (e) the Administrative Agent shall have received an opinion of the Borrower’s counsel, in form and substance satisfactory to the Administrative Agent and its counsel, with respect to the matters set forth in clauses (c), (d) and (e) of Section 2 of this Second Amendment and with respect to such other matters as the Administrative Agent and its counsel shall reasonably request;
     (f) the Administrative Agent shall have received in immediately available funds for the account of each Lender a fee in an amount equal to the product of (A) 0.10% and (B) the amount of the increase of each such Lender’s Commitment pursuant to this Second Amendment; and

     (g) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.
     4. REFERENCE TO THE CREDIT AGREEMENT.
     (a) Upon the effectiveness of this Second Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.
     (b) The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.
     5. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Second Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).
     6. GUARANTOR’S ACKNOWLEDGMENT. By signing below, each Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Second Amendment, (b) acknowledges and agrees that its obligations in respect of its Guaranty (i) are not released, diminished, waived, modified, impaired or affected in any manner by this Second Amendment or any of the provisions contemplated herein, and (ii) include the increase of the Aggregate Commitments provided for in this Second Amendment, (c) ratifies and confirms its obligations under its Guaranty, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty.
     7. EXECUTION IN COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Second Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.
     8. GOVERNING LAW; BINDING EFFECT. This Second Amendment shall be governed by and construed in accordance with the laws of the State of Texas, provided that the Administrative Agent and each Lender shall retain all rights arising under federal law, and shall be binding upon the parties hereto and their respective successors and assigns.
     9. HEADINGS. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

     10. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

     IN WITNESS WHEREOF, this Second Amendment is executed as of the date first set forth above.

BORROWER:

ENCORE WIRE LIMITED

By:	EWC GP Corp., its general partner

By:

Name:

Title:

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.

By:

Name:

Title:

BANK OF AMERICA, N.A., as a Lender

Commitment: $120,000,000

By:

Name:

Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

Commitment: $80,000,000

By:

Name:

Title:

ACKNOWLEDGED AND AGREED:
EWC GP CORP.

By:

Name:

Title:

EWC LP CORP.

By:

Name:

Title:

EWC AVIATION CORP.

By:

Name:

Title: